UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2020

Date of reporting period: July 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1) is attached hereto.

THE ADVISORS’ INNER CIRCLE FUND II

CHAMPLAIN SMALL COMPANY FUND

CHAMPLAIN MID CAP FUND

CHAMPLAIN EMERGING MARKETS FUND

ANNUAL REPORT

07.31.20

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-866-773-3238.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-773-3238. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Champlain Investment Partners, LLC Funds if you invest directly with the Funds.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

The Funds file their complete schedule of investments of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Funds’ Forms N-Q and Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the Commission’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance of the Advisor Shares for both the Champlain Small Company Fund (CIPSX) and the Champlain Mid Cap Fund (CIPMX).

Performance for the periods ending July 31, 2020

						Since Fund’s Inception†
	6 months	1-year	3-year *	5-year *	10-year *	Cumulative**	Annualized

CIPSX	-0.47%	1.31%	7.17%	9.69%	12.53%	345.57%	10.01%

Russell 2000	-7.61%	-4.59%	2.69%	5.10%	10.07%	188.84%	7.00%

CIPMX	7.04%	11.36%	14.79%	13.85%	14.80%	298.32%	12.12%

Russell Midcap	-3.01%	2.04%	7.30%	7.83%	12.21%	195.58%	9.38%

†   Champlain Small Company Fund inception date: 11/30/04

     Champlain Mid Cap Fund inception date: 06/30/08

*   Return has been annualized.

** Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

During the past 6 months, both funds performed relatively well as the economic shutdown related to the COVID-19 pandemic created a clear bias for reliability, growth, and financial strength among small and midcap equity investors. Both funds’ also were well served by their quality bias and lack of exposure to Real Estate, Energy, Utilities, and highly cyclical/capital intensive companies. We used the extreme volatility in the spring to deploy cash reserves and improve both funds’ overall quality and potential for future returns. The recovery in stocks off the March lows has been led by stocks that stand to benefit from policy and business reactions to COVID-19. In particular, life science and cloud-architected software companies that enable or secure working from home have been key beneficiaries, and both strategies enjoyed robust gains from their holdings in these two industries. As of July 31, 2020, the 3-year relative return for each fund remains within the cloud of historical data points that start on January 31, 2008 for the Small Company Fund and January 31, 2011 for the Mid Cap Fund.

1	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

2	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Key portfolio metrics still affirm that both funds’ holdings remain consistent with our investment process – which is focused on reliable, growing (relevant), and relatively higher-return businesses. As aggregated groups, we expect the companies in both funds will continue to grow gross profits faster than the average small and midcap company and do so in a more capital-efficient manner over a 3-year period. Both funds, but particularly the Small Company Fund, have exposure to fast growing companies that do not yet have positive GAAP earnings. Most of these holdings nonetheless generate high gross margins but choose to invest in Sales and Marketing and/or research and development to expand a moat around their business or gain a pole position against competition. We think of these companies as “pre-earners.” These are not situations where a miraculous chain of events must occur for the company to become cash flow positive. Our experience suggests our forecasts for these “pre-earners” are reasonable based on a solid batting average for being in the ballpark with respect to future cash flows as well as the affirmation provided by strategic buyers. Our “pre-earners” have been highly accretive to performance for both funds over the past three years. Given the highly uncertain economic environment we face, the characteristics we favor may not be what matters most in the months or quarters ahead. Indeed, unprecedented policy responses have aided some of the hardest hit industries and perhaps put a floor under

3	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

the shares of some companies in those industries. Although the overall valuations of both funds remain slightly more expensive than their benchmarks based on the trailing twelve-month free cash flow yield, they remain reasonably attractive to us on both an absolute and relative basis.

While some debate whether to rotate from Growth to Value, we continue to manage both funds from a bottom up perspective, making fundamental and valuation driven decisions about each holding or new recommendations. Although overall stock market performance has been dominated by a handful of large cap hyperscale technology companies, we suspect a long-anticipated sustained investor preference for quality may be developing. Perhaps any rotation will not be from Growth to Value per se but from the handful of hyperscale technology companies to a broader set of high quality consistent growth companies such as those held by your two funds.

Technology

Over the past six months, the Small Company Fund’s technology holdings outperformed the Russell 2000 technology sector by a wide margin with the overweight of the software industry being especially helpful. We started new positions in Workiva and Medallia. Workiva provides cloud-based workflow automation solutions that help organizations streamline the process of reporting to regulators, boards, and other stakeholders, specifically by simplifying the process of creating reports in the required format or the SEC’s EDGAR database and adding XBRL (extensible Business Reporting Language) tags to these reports. XBRL is a coding language that has been required by the SEC since 2009 and is being mandated in phases across the European Union. Without Workiva, the reporting process can be lengthy, highly manual, and prone to human error. Medallia, a leading experience management software franchise, has expanded the scope of its software solution set from customer experience to a broader system of engagement that now includes business experience, employee experience, and product experience. The broad stock market weakness in March brought this holding of the Midcap Fund down below $2.5 Billion market capitalization and we were delighted to add it to the Small Company Fund. We also increased this fund’s exposure to New Relic, Pure Storage, Q2 Holdings, and Yext at meaningful discounts to our estimates of their Fair Value.

The Mid Cap Fund’s technology holdings also outperformed the benchmark’s technology sector this period mostly due to the significant overweight of the software industry. We used the stock market volatility this period to reposition some of the technology capital into stronger, faster growing, and better valued companies. We started a new position in Zscaler, a security-as-a-service provider that leverages its position in over 100 collocated data centers to deliver traditional security functionality, such as firewalls and URL filtering, as a

4	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

cloud-native platform. Zscaler’s technology is a compelling option for enterprises to manage the unique cyber risks associated with mobile and remote workers, particularly across borders. We also added meaningfully to Workday, Okta, Medallia, and Splunk on weakness. Later in the period, we also started new positions in Q2 Holdings, and Smartsheet. Q2, a holding by the Small Company Fund, offers a wide array of virtual banking solutions for regional and community banks and credit unions designed to increase customer engagement and interaction. Given growing regulatory burdens, increasing security needs, the industry’s need for greater productivity, and customers growing demand for digital bank services, Q2 enjoys a promising market opportunity. Smartsheet is an online project management and workflow optimization platform that endeavors to be the modern alternative to traditional project management tools like Microsoft Project. It is used to assign tasks, track project progress, manage calendars, share documents, and manage other work, using a tabular user interface. We eliminated the small positions in Blackbaud, Verisk, and ANSYS while also cutting weight for Nutanix and Guidewire.

Industrials and Materials

The Small Company Fund’s industrial and materials stocks in aggregate noticeably underperformed their peers in the benchmark as a result of especially poor returns from Welbilt and Barnes Group. As a manufacturer of restaurant food prep equipment, Welbilt has been especially hard hit by the restaurant industry’s pandemic related slowdown. Importantly, the company was able to amend its debt covenants and their liquidity looks to be adequate for the remainder of the year. Encouragingly, ghost kitchens, drive-throughs, automation, and sanitation are all important trends within the restaurant industry that Welbilt is positioned to serve. Though Barnes’ aerospace business has come under intense pressure due to the material slowdown in air travel; given its strong balance sheet and management’s solid track record for allocating capital efficiently, we would not be surprised to see further portfolio management actions to further bolster the company’s resiliency and profitability. We started a new position in Generac Holdings, a leading provider of power generation equipment and energy storage systems. We see few small cap industrial companies with the growth potential of Generac. The multiple opportunities for Generac to continue to deliver outsized growth include growing demand in California for home standby generators where the adoption rate is still relatively low, to the recently launched clean energy solution offering, to the upgrading or replacement of their installed base. We also started a new position in Albany International, a manufacturer of aerospace engine components as well as fabrics and belts for the paper machine industry. We see significant value in the company’s paper machine business which generates over 50% gross margins and meaningful cash flow that allows for the company to invest behind their proprietary 3D composite weaving business for the aerospace industry. While the aerospace business

5	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

certainly will be impacted negatively in the short-to-medium term, we believe there is enough value in the paper machine business alone to warrant us taking a position. During the spring, we added to John Bean Technologies and TriMas while they were trading at steep discounts to our estimates of their Fair Value. Our valuation discipline had us once again exit Novanta despite our enthusiasm for this high quality business and experienced management team. We eliminated Lydall for fundamental reasons as we continued to redeploy capital into less cyclical and more defensible businesses.

The Mid Cap Fund’s industrials and materials again outperformed meaningfully this period led by strong returns for Rockwell Automation, Nordson, and Clarivate. We rebalanced capital away from the skinny discounts presented by Rockwell and Nordson and into the much greater discounts presented by Fortive, Clarivate, and AMETEK. We initiated a new position in Toro Company as the shares pulled back sharply this period. Toro manufactures equipment such as mowers, plows, snowblowers, and irrigation products largely used by the professional market. Through the recent acquisition of Charles Machine Works, Toro now holds a leading position in the underground construction market with the Ditch Witch® brand. The acquisition also lessens their exposure to the golf and the residential markets. We have always been impressed with management’s capital deployment and the surprisingly limited cyclicality of their portfolio and have waited patiently for a discount to our estimate of Fair Value to materialize. We could not resist adding to Aptargroup this spring given the healthy discount as we remain enthusiastic about the execution and capital allocation strategy demonstrated thus far by the relatively new CEO and his team. We sold the small remaining position in International Flavors & Fragrances because of our concerns about the leverage and integration risk associated with their proposed combination with DuPont’s Nutrition & Biosciences business.

Consumer

Strong stock selection in the Small Cap Fund’s consumer staples sector overwhelmed the somewhat weaker stock selection in the consumer discretionary holdings this period. Boston Beer, Freshpet, and B&G Foods lead the staples holdings with outsized gains. We used the stock market volatility this period to exit the newly purchased Texas Roadhouse restaurant chain at a modest loss given our concerns about how social distancing will impact unit economics and the challenges to shift the menu and preparation toward takeaway. We also restarted a position in Helen of Troy at a steep discount to where we exited the shares last period, and we have since sold the position in Helen of Troy again given the sharp rally back above our Fair Value estimate. We also took advantage of attractive prices to start a position in high-growth restaurant company, Shake Shack. Our enthusiasm for this company is fueled by their long runway for growth in new restaurants, powerful brand awareness, sector high unit

6	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

profitability, an established digital platform, a recently solidified balance sheet, and a flexible business model that can easily pivot towards takeout in all forms. We also added to Lancaster Colony, TreeHouse Foods, and J & J Snack Foods mostly on sharp share price weakness.

Though stock selection within consumer discretionary was favorable and led by Tractor Supply, the Mid Cap Fund’s consumer staples holdings underperformed this period as Molson Coors and Lamb Weston disappointed meaningfully. We added to Lamb Weston, while Sally Beauty and Flowers Foods were eliminated prior to the stock market’s COVID-19 related downturn so we could redeploy that capital into high conviction holdings. For valuation reasons, we eliminated Hormel Foods and McCormick both of which benefitted considerably from the pantry loading associated with sheltering in place. Hershey Company, given their product’s impulse/indulgent nature, which is often served through convenience stores, did not see as much of a benefit. Accordingly, we started a new position in Hershey at a healthy discount to our estimate of Fair Value. Hershey is among the highest-quality food product companies given its market-leading position in the large and high-margin chocolate category, commitment to marketing and digital innovation, and strong balance sheet which has enabled recent acquisitions in the snacking space. We also started new positions in Dunkin’ Brands, and Church & Dwight, Dunkin’ is the #1 seller of total drip coffee, iced brewed coffee, donuts, and bagels in the US, and we appreciate the efficiency and profitability of their asset-light, 100% franchised model. Over 80% of Church & Dwight’s sales and profits are driven by brands that enjoy a #1 or #2 market share position, including Arm & Hammer, Trojan, and OxiClean. In addition to consistent organic growth, the company’s demonstrated success as a platform for acquisitions is expected to continue to drive long-term shareholder gains.

Financials and Real Estate

Over the past six months, the Small Company Fund’s financials meaningfully outperformed the Russell 2000 financials as our well-capitalized banks outperformed noticeably. A lack of exposure to Mortgage REITs and Real Estate also was especially helpful as investors have begun to worry about rent rolls and mortgage payments. We used the pandemic related panic surrounding insurance stocks to start a new position in Selective Insurance Group, a property & casualty insurance underwriter based in Branchville, New Jersey, Selective has been writing primarily commercial insurance policies for 94 years with a footprint that now reaches approximately 27 states. We were drawn to the company’s history of consistent underwriting profits as well as the real potential for efficiency gains and continued growth, including further geographic expansion in the Western United States. Relative to its history, this fund’s exposure to property & casualty insurance underwriters remains low and we will continue to monitor the potential legislative threat to deny pandemic related exclusions from business interruption insurance policies.

7	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

The Mid Cap Fund’s financials, led by its high quality banks, outperformed while a lack of exposure to Mortgage REITs and Real Estate also was quite helpful. We added to Everest Re Group, Tradeweb Markets, and Arthur J. Gallagher.

Health Care

The Small Company Fund’s health care holdings modestly lagged the sector’s returns for the Russell 2000 benchmark primarily due to our process exclusion of the speculative biotechnology companies which typically present investors with binary outcomes. While Teladoc and Catalent were meaningful contributors, Cantel Medical, Cardiovascular Systems, and Integra LifeSciences were the primary detractors given the U-shaped recovery in dental and non-emergent medical procedures. As a result of the pandemic related shut-down of most non-emergent medical care, investors gained much appreciation for tele-medicine and Teladoc’s business model. However, for valuation reasons, we exited the fund’s Teladoc position and locked up outsized gains. The broad weakness in dental and medical equipment stocks prompted us to start new positions for this fund in Globus Medical, Inc., Tactile Systems Technology, Inc., and Envista Holdings Corp. Globus Medical develops and commercializes medical devices and robotic systems used to treat spinal disorders. Globus is an engineering-driven company with a history of rapid innovation and commercializing advanced products and procedures to help surgeons effectively treat patients and improve lives. The company holds 7.5% share of the spine market and continues to gain share based on its rapid cadence of differentiated product introductions. (We also exited our remaining small position in Globus competitor NuVasive during this period). Tactile Systems is a manufacturer of pneumatic compression devices for lymphedema and chronic venous insufficiency. The company has 50% share of a market that is only 6% penetrated. Approximately 1.3 million patients were diagnosed with lymphedema in the last 12 months and only 80,000 compression devices were prescribed. The company’s devices allow patients to receive treatments in their homes which leads to better outcomes, lower overall costs, and a higher quality of life for the patient. Envista, a holding in our mid cap strategy, manufactures dental equipment and consumables under the brand names Nobel and Kavo/Kerr and was spun off from Danaher last fall. The shares were pressured along with other dental-related companies as many dentist, orthodontic, oral surgery offices across the country were forced to close to all but the most emergent cases. This caused Envista to trade below a $2.5 billion market cap, and we added the company to this strategy. We also exploited the broad weakness for health care equipment to add rather meaningfully to CONMED, Penumbra, AtriCure, Cardiovascular Systems, Inspire Medical, and Cantel Medical.

Health care was a relatively strong sector for the Mid Cap Fund this period due to the fund’s significant overweight. We also used the broad weakness in dental and medical equipment stocks this period to reallocate capital into stronger and better positioned holdings.

8	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Specifically, we started a new position in Bio-Rad Laboratories. Bio-Rad is a long-time leader in the life science research and clinical diagnostic markets. Life Sciences represents 37% of revenue and is focused on proteomics (the study of proteins), genomics (the study of genes), biopharmaceutical production, cellular biology and food safety, which represent in total $9 billion of addressable markets. Clinical Diagnostics, 62% of revenue, designs and manufactures test systems, informatics systems, test kits and specialized quality controls that serve clinical laboratories in the global diagnostics market. Bio-Rad has realistic potential to expand margins meaningfully going forward now that the installation of a company-wide enterprise resource planning system has been completed. We also added to Align Technology, DENTSPLY, Cooper, Veeva, Edwards Lifesciences, Bio-Techne, and Envista on weakness. Given the competition for capital and the proximity to our estimates of Fair Value, we eliminated our positions in Stericycle (classified as an industrial) and Laboratory Corporation of America.

We continue to expect that a slow but steady rebound in dental and non-emergent medical procedures will benefit both fund’s health care holdings in the coming months and years. The demographic tailwind or demand from an aging population (“Silver Tsunami”) remains very much intact.

Closing Thoughts

A foundational underpinning of our investment process is intellectual humility. We know that we cannot reliably forecast the economic cycle, interest rates, currencies, or elections. Nor can we predict many of the ramifications of a pandemic, the unprecedented policy responses to the pandemic, or the generational civil unrest. Accordingly, we will continue to invest in those industries and companies that tend to do relatively well, over time, regardless of macroeconomic or geopolitical circumstances. We also appreciate the talented management teams and cultural competitive advantage at many of the companies in which these two funds are invested. Meanwhile, the currently challenged and uncertain economic environment is likely to help strong companies become stronger, and we will continue to look for opportunities to improve the overall quality of both funds’ holdings while remaining disciplined about valuation.

It is interesting to us how history reveals a cycle of successive generations that see their ways, narratives, and science as inspired and righteous while at least some of the ways, narratives, and science from previous generations are often later seen, and justifiably so sometimes, as dense dogma or worse. We sometimes ask ourselves, “What were they thinking?” We think it can be a more useful exercise though to ask ourselves, “What aspects of today’s policies, narratives, and science might leave future generations wondering the same thing about us?”

9	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Policy responses to the COVID-19 pandemic may have brought us closer to the day of reckoning about our nation’s deficit spending given how our federal debt (which excludes over $45 Trillion of unfunded obligations such as Medicare, Medicaid, and Social Security) ballooned by $2.8 Trillion to roughly $26.5 Trillion in just the first 10 months of the current fiscal year. More consequential might be the current exodus of taxpayers out of fiscally stressed high-tax cities and states. We anticipate an upcoming national debate about how to rescue the finances of these cities and states to be quite divisive and perhaps undermine the confidence investors have in the U.S. While most developed nations’ central banks have indulged in controlling the cost of money and enabling a global debt bubble, none have expanded their national debt in this pandemic, as a percentage of their GDP, as we have. Our long smoldering concern that the U.S. could someday materially compromise the purchasing power of the Dollar and perhaps even its reserve currency privileges persists.

For those who are new to our funds, please understand that both funds will likely benefit more than their benchmarks from a structurally weaker U.S. Dollar, though a demand driven inflationary environment which benefits the industries we exclude (e.g. building supplies, energy, and mining) could more than offset those benefits in the short-term. Our investment process (via its sector factors) concentrates the funds’ exposure into industries (e.g. software and health care equipment & supplies) that typically generate a meaningful percentage of revenues outside of the U.S. while it also excludes industries (e.g. hospitals, technology hardware, and energy) that typically generate little overseas or non-Dollar revenue.

Significant wealth imbalances, systematic injustice, and/or system inefficiencies such as corruption which undermine national unity have historically set the stage for civil unrest. History further suggests worse villains or tyrants can show up after a revolution or autocratic crackdown. An optimist can find data to argue convincingly that, on a global basis, people are much better off today than even just a couple of decades ago. Yet the facts – or even the perceptions – that say this isn’t true in some of our communities are the reality. Notwithstanding the just and loving reasons to make real changes that create more balance, fairness, and efficiency in our economic system and communities; do we really want to suggest this time is different, do nothing, and press such a bet against history? Can we not better harness the magic of free markets, competition, property rights, and failure? Do policy-makers and business leaders not have a duty as stewards to manage the economy in a less partisan and more cooperative manner so that competing ideologies which have a long history for inefficiency and much greater human suffering cannot gain a toehold, much less a foothold? Consider too how equity and partnership in all forms are powerful forces that, when properly focused, create alignment and produce hope like nothing else.

On behalf of all the partners and associates at CIP, we remain humbled by and grateful for the trust you have demonstrated through your investment in either or both funds.

10	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Sincerely,

Scott T. Brayman, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve their stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. Diversification does not protect against market loss. A company may reduce or eliminate its dividend, causing losses to the fund.

11	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance for the Champlain Emerging Markets Fund (CIPDX).

Performance for the periods ending July 31, 2020

					Since Fund’s Inception†
	6 months	1-year	3-year*	5-year*	Cumulative**	Annualized

CIPDX	20.68%	28.62%	10.33%	8.90%	28.33%	4.32%

MSCI Emerging Markets Index	3.08%	6.55%	2.84%	6.14%	13.36%	2.15%

†   Champlain Emerging Markets Fund inception date: 09/08/14

*   Return has been annualized.

** Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

During the 6-month period ending July 31, 2020, Champlain’s Emerging Markets Fund returned +20.68% net of fees and its benchmark, the MSCI Emerging Markets index returned +3.08% during the same period.

The Fund’s relative performance is always influenced by a mixture of stock selection and allocation effects (the over or under weighting of sectors or countries), however this six-month review period’s outperformance was primarily attributed to stock selection. Because the investment process takes a bottom-up approach, we allocate capital to companies that fit our investment process first, which means sector and country weights are primarily a by-product of where the team finds the best opportunities. This allows the team to focus on owning high-quality companies that display attributes we favor, including durable growth and above-average returns on capital. The benefits of this process and the team’s ability to identify companies that fit the process was evident this period across a variety of sectors, but led by our consumer discretionary holdings, many of which are internet-based businesses that are very well-placed to continue taking market share from traditional retail peers. Health care was also a meaningful relative contributor as the Fund’s holdings are beneficiaries of longer-term trends toward global drug research outsourcing, localized drug discovery and manufacturing, and innovative medical devices. Lastly, the financial sector was

12	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

a positive contributor as our willingness to own companies that are widening their moat advantages against state-owned peers or otherwise leveraging digital technology to gain market share provided a notable tailwind.

Despite the strong six-month relative performance, our investment process is focused on longer time horizons and we urge fellow investors to focus on multi-year periods. Shorter timeframes, like this six-month period, can be particularly noisy; in this case volatility early in the review period provided opportunities to initiate positions in high-quality companies where valuation historically held us back. Although we certainly hope for a strong global economic rebound from the pandemic-related headwinds, it is too early to chart a path forward with any degree of certainty. Many unknowns persist, including the impact of central bank liquidity, how low interest rates are impacting investor behavior, and the shape of economic recovery across a variety of different countries. Consequently, we remain focused on executing the investment process and owning companies that can navigate the unpredictability and we remain confident that the Fund’s holdings represent better quality and exhibit better reward-to-risk ratios than the vast majority of what our process excludes.

CONSUMER

The Fund’s consumer discretionary holdings provided strong relative performance during the review period. The biggest contributor to relative performance was e-commerce holding MercadoLibre. (Argentina), as online spending in its three largest markets (Brazil, Argentina, and Mexico) remains underpenetrated, but COVID-19 appears to be accelerating the shift away from traditional retail. Several years ago, MercadoLibre increased its investments in logistics and fintech – decisions that are now proving prescient as it has further strengthened its position with both merchants and customers. Also in Latin America, we started a new position in Arco Platform. (Brazil), an education software business currently targeting private Brazilian K-12 schools with a comprehensive product offering that includes a completely digital curriculum, online training and support for teachers and students, and marketing services for its school clients. Although it is classified as a consumer discretionary company, its business model resembles a cloud-based software company, and with the ability to cross-sell additional services such as language learning and specialized courses in science and technology we believe it has a long runway for potential growth.

In China, online spending is approximately 25% of all retail sales, and its e-commerce story is well known. Alibaba. (China) and JD.com. (China) still have room to take market share from traditional retail, and online delivery platform Meituan Dianping (China) is benefiting from the rapid adoption of food delivery as more restaurants look for ways to increase revenue. We expect the number of restaurants on the platform to accelerate, creating an attractive network effect benefit, and enabling Meituan Dianping to cross-sell higher-margin software

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MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

solutions and digital advertising to its restaurant customers. We exited long-held Shenzhou International Group (China) as shares traded at our Fair Value estimate and we opted to rotate the capital into higher-conviction holdings.

Consumer staples was small contributor to relative performance largely due to holdings Foshan Haitian Flavoring & Food. (China) and new position Wuliangye Yibin. (China), as consumption trends in China rebounded sharply from the early impacts of COVID-19. Wuliangye is one of China’s largest baijiu (spirits) companies and “Wuliangye” translates to “five grains liquid,” as it is brewed by a unique formula that combines the flavor of sorghum, rice, glutinous rice, wheat, and corn. Its strong brand equity and pricing power are largely due to its brand heritage and consistent quality, supported by the unique brewing technique and aged cellars dating back to the Ming Dynasty over 600 years ago and still in use today. In the baijiu industry, companies utilizing cellars with a longer history typically produce higher-quality liquor, create naturally high barriers to entry, and command premium prices and strong pricing power – all attributes that our investment process favors. Elsewhere, Wal-Mart de Mexico (Mexico) was the largest detractor as the company faces meaningful macroeconomic headwinds but operates a business model that we expect will also gain market share as weaker competitors are unable to invest in growth. We exited Ambev (Brazil) due to ongoing concerns regarding market share losses driven by Heineken’s rejuvenation in the hypercompetitive Brazilian beer market and exited Britannia Industries (India) as shares traded at our Fair Value estimate.

INFORMATION TECHNOLOGY & COMMUNICATION SERVICES

The Fund’s holdings in the information technology sector detracted from relative performance while the communication services sector was a positive contributor. Tencent (China) and Kakao (South Korea) both have business models particularly resilient to COVID-19 disruptions given their strong network effects, exposure to digital content, and online gaming platforms. We also started positions in NCSoft (South Korea) and NetEase. (China) during the period – both are leading mobile game developers that benefit from network effects, have strong IP libraries that are still being monetized, and are also expanding their total addressable market through international growth. This increasing diversification of their revenue sources also de-risks their business models, making the high margins and free cash flow more durable.

Within the information technology sector, our process favors structural market share gainers with durable margins and cash flows, while avoiding the commoditized and more cyclical hardware and semiconductor companies. This approach is not always in favor and during the six-month period our limited exposure to large benchmark weights – primarily in the memory industry – was a headwind to relative performance. We took advantage of volatility to start three new positions in the period: EPAM Systems (United States), Silergy (Taiwan), and

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MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Sangfor Technologies (China). EPAM is a business we have long coveted but struggled to find an attractive entry point due to valuation. Although headquartered and listed in the United States, EPAM leverages its employee base across the Central and Eastern European region to deliver best-in-category digital transformation services to some of the biggest companies in the world. We particularly like its focus on digital services which is the fastest growing area of the IT services market. Silergy is an asset-light semiconductor design company in China that with growing demand for its power management solutions that is taking market share from multinational competitors as Chinese customers are opting for localized vendors. And Sangfor, a leading network security and hyper-converged infrastructure (HCI), is benefiting from the increased demand on digital networks in China. Sangfor’s product and service offerings hold leading positions in firewall and HCI and we expect them to be beneficiaries of Chinese enterprise-level investment in security for protection of digital assets and improvement of network efficiency. We exited Chroma ATE (Taiwan) during the period due opportunities in higher conviction ideas.

HEALTH CARE

The Fund’s health care holdings contributed positively to relative performance during the review period. Holdings WuXi Biologics (China) and WuXi AppTec (China) continue to benefit from global and Chinese health care companies looking to partner with research platforms that can assist in drug discovery, development, and commercialization. WuXi Biologics’ focus on proteins (large molecules) and WuXi AppTec’s focus on chemicals (small molecules) provide dominant positions in the rapidly growing domestic innovative drugs market. Shenzhen Mindray Bio-Medical Electronic Company (China) was also a positive relative contributor as its medical equipment business is benefiting from ongoing investment in health care infrastructure globally, led by China. We started a new position in Venus Medtech (China), which offers minimally invasive heart valve products for transcatheter implantation to replace dysfunctional heart valves. This is a nascent market in China as most patients still opt for open heart surgery, but we expect Venus to grow as more doctors and patients become familiar with its products and long-term successful outcomes. Our Fair Value estimate balances the large winnable addressable market and Venus’ leading market share with execution risks related to increasing adoption rates.

FINANCIALS

Strong relative performance during the period was led by the Fund’s differentiated positioning in Brazil and China/Hong Kong. Existing holdings B3 SA - Brasil Bolsa Balcao (Brazil) and Banco Inter (Brazil) and new holding XP (Brazil) all outperformed. Banco Inter and XP are challenging the large incumbent banks with attractively priced digital product offerings that are resulting in rapid market share gains. As Brazilian interest rates have

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MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

declined over the past several years, investors have been reallocating assets out of fixed income into other financial instruments such as equities – a shift that benefits both B3 as the dominant exchange, and XP’s wealth management platform. Hong Kong Exchanges & Clearing (Hong Kong) was a strong contributor and is benefiting from several dynamics including U.S.-listed Chinese companies that are re-listing in Hong Kong, the pending launch of MSCI A-share futures, and the expansion of fixed income products. AIA Group (Hong Kong) was a small detractor due to the disruption stemming from the social unrest in Hong Kong; we continue to hold shares because the expansion in China is an attractive longer-term growth opportunity and is now more important to overall growth than Hong Kong.

India financials continues to be a large overweight despite some changes in the portfolio during the review period. We exited Housing Development Financial Corporation (India) – the country’s largest housing finance mortgage company – near our Fair Value estimate. While we believe HDFC is among India’s highest-quality financial companies, we have concerns about exposure to commercial real estate and developer loans, as well as its continuing transition from a primarily mortgage-based business to a growing conglomerate whose value is now largely derived from publicly-traded subsidiaries. Overall, India financials was a detractor to relative performance as holdings Bajaj Finance (India) and HDFC Bank (India) underperformed meaningfully. We added weight to both positions at wide discounts to our Fair Value estimates and remain confident that these high-quality franchises will emerge on stronger footing when the Indian economy begins to recover.

During the period we also exited Discovery (South Africa) and Banco del Bajio (Mexico) as part of our effort to concentrate capital in our highest conviction holdings. While we have strong appreciation for Discovery’s management team and are optimistic that their recently launched digital bank will ultimately succeed, we believe the benefits will take significant time to offset obstacles facing the insurance subsidiaries. The exit of Banco del Bajio was driven by our belief that their core small and medium enterprise (SME) business is likely to see margin pressure and sluggish growth as long as business sentiment does not improve, and that efforts to digitalize may be too late to drive meaningful growth acceleration in the longer term. Finally, we started a new position in TCS Group (Russia) – a digital banking platform with over 10 million customers and an ecosystem of products spanning credit cards, transaction banking, personal loans, insurance, payments, and merchant acquiring. Since starting the position, its digital bank business model accelerated client additions and its investments business unit is now Russia’s top retail brokerage based on active users.

INDUSTRIALS, MATERIALS, & ENERGY

Industrials and energy contributed positive during the period, while the materials sector was a minor detractor, largely due to strength in metals and mining – an industry our process

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MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

avoids. Within industrials, Shenzhen Inovance Technology (China) reflected the recovery within the Chinese industrial sector, especially for companies selling products to China’s 5G and semiconductor manufacturers. We started a new position in AirTac (Taiwan), a manufacturer of components used in industrial automation with sales predominantly in China. Our preference is for component manufacturers over integrators, especially in segments of the market that were previously dominated by multinational companies where companies with localized manufacturing and distribution can now compete on product quality. As AirTac’s business has scaled, free cash flow has improved meaningfully despite continued investment into the business to secure future growth. During the period, we exited Mexican airport operator Grupo Aeroportuario del Sureste (Mexico), after re-evaluating the business model and our growing concerns regarding the medium- and long-term discretionary travel impacts on our discounted cash flow model.

In materials, we exited long-time holding International Flavors & Fragrances (United States) after shares approached our Fair Value estimate and our growing discomfort with balance sheet leverage. We started a position in Asian Paints (India), India’s largest coating company. We have long coveted Asian Paints due to its market dominance (3x the market share of its largest competitor), moat around its distribution model, strong corporate governance, and ability to add new product categories. Valuation had kept us sidelined, but as pandemic related weakness impacted the share price, we opportunistically established a position in this high-quality company. We also started a position in SKSHU Paint (China), a Chinese coating company selling paints under the 3trees brand. Unlike India, where Asian Paints dominates the local market, multinational paint brands hold most of the market share in China. This is rapidly changing as strong domestic companies are emerging and are now competing on quality and not just price. SKSHU Paint is well-positioned to benefit from this market share shift due to its well-known brand, high quality product offering, and expanding distribution reach.

Within the energy sector, Reliance Industries (India) was a positive contributor to performance after benefiting from a $5.7 billion USD investment from Facebook and nearly $10 billion USD in follow-on investments from global private equity, sovereign wealth funds, and other institutional investors. These investments validated our investment thesis that Reliance has the opportunity to create India’s dominant digital services company with an ecosystem encompassing offline and online retail, fintech, and a number of nascent business verticals such as online education, health care, and streaming built on their telecom network. A previous concern of ours – a highly leveraged balance sheet – has now been alleviated as the company became net cash positive well ahead of management guidance.

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MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

CLOSING THOUGHTS

While economic growth is typically associated with the emerging markets asset class, the benchmarks historically were crowded with the highly-cyclical, state-owned, and inefficiently-managed companies that our investment process consciously avoids. However, in recent years our investment opportunity set began expanding as more companies with innovative business models, managed by private entrepreneurs, began trading on public stock exchanges. In fact, since the Alibaba IPO in 2014, more capital has been raised in emerging markets than in the U.S. and more than half of the benchmark’s constituents have been added in the last three years – a shift partly driven by the opening of China’s A-share market, which has a market capitalization equal to the Eurozone. Many of these newly-public companies are in the technology, communication services, consumer, and health care sectors – all sectors that our process favors – and thus, our ability to own a collection of companies with the quality attributes we prefer is greatly expanded.

We believe this trend will continue and indexes will become even more reflective of the dynamism of emerging market companies – a positive feedback loop that attracts more capital and results in research and development investments that can support future growth. As emerging market companies demonstrate more durable growth and consistent returns, we expect emerging markets to outperform developed markets after a long period of relative weakness. Our process seeks to own quality companies that often have structural tailwinds and are capable of growing earnings and revenue, rather than trying to allocate capital to countries with fast GDP growth. China’s GDP increased almost 9x in the last twenty years while its major stock index, the Shanghai Composite, only increased 50%. As a result, the price-to-earnings multiple compressed from 50x at its peak in 2007 to 14x today, partly reflecting China’s ‘old economy’ of companies that are mostly state-owned enterprises or highly cyclical. Many ‘new economy’ Chinese companies, including Alibaba, NetEase, and JD.com initially chose to list on U.S. exchanges due to prestige and better liquidity. However, with recent U.S. legislation prompting many to re-list in Hong Kong, shares will soon become more accessible for mainland Chinese investors and may result in price-to-earnings multiples that re-rate higher.

When asked about U.S./China relations, Henry Kissinger responded that “we are in the foothills of a Cold War” underscoring that this story is certainly not without risk. However, given China’s newfound economic power, we doubt the U.S. controls the script and instead anticipate more flashpoints, such as the passing of the Hong Kong Security Law, to test both sides. We also expect other countries with large and growing middle classes, such as India and Brazil, to continue promoting competition and allowing domestically-oriented ‘new economy’ companies to prosper. As always, we endeavor to remain vigilant and flexible in

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MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

our thinking, but with an investment process deliberately designed to harness growth and dynamism, we are heartened by the rapidly-improving opportunity set of companies with quality characteristics that fit our process and the long-term prospects that creates for our fellow investors.

As always, we remain grateful for the privilege of managing assets on behalf of our shareholders.

Sincerely,

Russell E. Hoss, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives. Foreign investments present risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small-cap stocks also are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The fund is non-diversified.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

DEFINITION OF THE COMPARATIVE INDICES

Alpha is a term used in investing to describe a strategy’s ability to beat the market or its edge.

Beta measures the broad market’s overall volatility or risk.

MSCI Emerging Markets Index The MSCI Emerging Markets Index measures the performance of mid and large cap companies across 26 countries classified as emerging markets. The index includes approximately 1,150 constituents and covers approximately 85% of the free float-adjusted market capitalization in each country.

Russell 2000 Index The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap Index The Russell Midcap Index measures the performance of the mid cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index representing approximately 31% of the total market capitalization of that index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2020
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on November 30, 2004.
†

The Fund’s Institutional Shares commenced operations on August 31, 2016. The performance information provided in the graph for periods prior to August 31, 2016 reflects the performance of the Advisor Shares of the Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 20.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2020
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on June 30, 2008.
†

The Fund’s Institutional Shares commenced operations on January 3, 2011. The performance information provided in the graph for periods prior to January 3, 2011 reflects the performance of the Advisor Shares of the Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 20.

22	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
JULY 31, 2020
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on September 8, 2014.
†

The Fund’s Institutional Shares commenced operations on December 16, 2019. The performance information provided in the graph for periods prior to December 16, 2019 reflects the performance of the Advisor Shares of the Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 20.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2020
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Q2 Holdings	3.20%
Pure Storage, Cl A	3.09%
New Relic	2.76%
Lancaster Colony	2.76%
John Bean Technologies	2.69%
Yext	2.54%
Catalent	2.50%
Integra LifeSciences Holdings	2.41%
MSA Safety	2.37%
Hostess Brands, Cl A	2.26%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2020
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Fortive	2.92%
ServiceNow	2.91%
AMETEK	2.83%
Workday, Cl A	2.80%
Veeva Systems, Cl A	2.78%
Arthur J Gallagher	2.73%
Everest Re Group	2.68%
Splunk	2.67%
Bio-Techne	2.55%
Tractor Supply	2.54%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
JULY 31, 2020
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Alibaba Group Holding ADR	7.56%
Tencent Holdings	6.94%
Taiwan Semiconductor Manufacturing	6.20%
Reliance Industries	5.88%
JD.com ADR	3.27%
MercadoLibre	3.17%
Wuxi Biologics Cayman	2.99%
Hong Kong Exchanges & Clearing	2.77%
Meituan Dianping, Cl B	2.75%
HDFC Bank	2.63%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

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EMERGING MARKETS FUND
JULY 31, 2020
(Unaudited)

COUNTRY ALLOCATION **

China	38.18%
India	17.54%
Taiwan	9.72%
South Korea	5.88%
Hong Kong	4.76%
Brazil	4.22%
Netherlands	3.73%
Argentina	3.17%
United States	1.91%
Indonesia	1.85%
Mexico	1.66%
Russia	1.45%
Hungary	1.39%
Kenya	1.19%
South Africa	1.05%
Peru	1.03%
United Arab Emirates	0.88%
Vietnam	0.39%

**Percentages are based on total investments.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2020

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.1%

	Shares	Value
COMMUNICATION SERVICES — 1.4%
John Wiley & Sons, Cl A	895,000	$30,277,850

CONSUMER DISCRETIONARY — 3.7%
National Vision Holdings *	660,000	21,113,400
Sally Beauty Holdings *	1,890,000	21,942,900
Shake Shack, Cl A *	95,000	4,612,250
Wolverine World Wide	1,335,000	32,093,400

		79,761,950

CONSUMER STAPLES — 16.1%
B&G Foods	1,000,000	28,910,000
Boston Beer, Cl A *	32,000	25,934,080
elf Beauty *	1,405,000	25,093,300
Freshpet *	470,000	45,143,500
Hostess Brands, Cl A *	3,790,000	48,057,200
J&J Snack Foods	104,375	12,851,694
Lancaster Colony	370,000	58,678,300
MGP Ingredients	545,000	19,767,150
Simply Good Foods *	1,755,000	42,190,200
TreeHouse Foods *	850,000	37,247,000

		343,872,424

FINANCIALS — 12.0%
Argo Group International Holdings	715,000	23,959,650
Bryn Mawr Bank	409,330	10,658,953
Community Bank System	395,000	22,210,850
CVB Financial	985,000	17,798,950
German American Bancorp	475,000	13,509,000
Independent Bank	480,000	30,969,600

The accompanying notes are an integral part of the financial statements.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2020

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
James River Group Holdings	495,000	$22,928,400
Palomar Holdings *	215,000	19,638,100
Prosperity Bancshares	425,000	23,613,000
Selective Insurance Group	235,000	12,769,900
Stock Yards Bancorp	332,675	13,004,266
UMB Financial	695,000	34,611,000
Washington Trust Bancorp	300,000	10,002,000

		255,673,669

HEALTH CARE — 21.1%
AtriCure *	706,870	28,847,365
Avanos Medical *	1,320,000	40,484,400
Cantel Medical *	750,000	35,437,500
Cardiovascular Systems *	1,160,000	35,356,800
Catalent *	610,000	53,277,400
CONMED	580,000	47,873,200
Envista Holdings *	300,000	6,561,000
Globus Medical, Cl A *	305,000	14,694,900
Inspire Medical Systems *	365,000	36,266,400
Integra LifeSciences Holdings *	1,075,000	51,331,250
Masimo *	75,000	16,509,000
Penumbra *	160,000	35,505,600
Prestige Consumer Healthcare *	950,000	35,330,500
Tactile Systems Technology *	290,000	11,884,200

		449,359,515

INDUSTRIALS — 14.4%
Albany International, Cl A	75,000	3,606,000
Altra Industrial Motion	1,025,000	35,085,750
Barnes Group	771,340	28,439,306
CSW Industrials	190,000	12,690,100
Evoqua Water Technologies *	665,000	12,787,950
Generac Holdings *	145,000	22,849,100
John Bean Technologies	610,000	57,193,600
MSA Safety	425,000	50,375,250
Ritchie Bros. Auctioneers	675,000	31,239,000
Standex International	250,000	13,387,500
TriMas *	845,000	19,773,000
Welbilt *	3,070,000	18,665,600

		306,092,156

The accompanying notes are an integral part of the financial statements.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2020

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — 22.2%
Blackbaud *	290,000	$18,136,600
Blackline *	240,000	21,338,400
Envestnet *	270,000	21,924,000
Medallia *	1,450,000	44,558,500
New Relic *	830,000	58,855,300
Pure Storage, Cl A *	3,685,000	65,814,100
Q2 Holdings *	725,000	68,186,250
Qualys *	95,000	11,730,600
Sailpoint Technologies Holdings *	1,460,000	45,990,000
Tenable Holdings *	1,325,000	44,957,250
Workiva, Cl A *	300,095	16,775,310
Yext *	3,220,000	54,160,400

		472,426,710

MATERIALS — 4.2%
Chase	105,000	10,558,800
H.B. Fuller	370,000	16,775,800
Innospec	265,000	19,920,050
Sensient Technologies	830,000	43,334,300

		90,588,950

TOTAL COMMON STOCK (Cost $1,752,209,303)		2,028,053,224

CASH EQUIVALENTS ** — 4.7%
Fidelity Investments - Money Market Treasury Only Portfolio, Cl I, 0.020%	20,000,000	20,000,000
Goldman Sachs Square Treasury Instruments Fund, Institutional Shares, 0.049%	81,355,986	81,355,986

TOTAL CASH EQUIVALENTS (Cost $101,355,986)		101,355,986

TOTAL INVESTMENTS — 99.8% (Cost $1,853,565,289)		$2,129,409,210

Percentages are based on Net Assets of $2,133,132,123.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of July 31, 2020.

Cl — Class

The accompanying notes are an integral part of the financial statements.

30	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2020

As of July 31, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the year ended July 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

31	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2020

SCHEDULE OF INVESTMENTS
COMMON STOCK — 94.7%

	Shares	Value
COMMUNICATION SERVICES — 0.6%
John Wiley & Sons, Cl A	785,620	$26,577,525

CONSUMER DISCRETIONARY — 7.8%
Advance Auto Parts	675,000	101,344,500

Dunkin’ Brands Group	835,000	57,389,550

Tractor Supply	805,000	114,905,700

Ulta Beauty *	425,000	82,020,750

		355,660,500

CONSUMER STAPLES — 9.8%
Brown-Forman, Cl B	445,000	30,856,300

Campbell Soup	615,000	30,485,550

Church & Dwight	285,000	27,454,050

Hershey	652,005	94,808,047

JM Smucker	920,000	100,602,000

Lamb Weston Holdings	1,365,000	82,009,200

Molson Coors Beverage, Cl B	960,000	36,019,200

TreeHouse Foods *	1,005,000	44,039,100

		446,273,447

FINANCIALS — 12.3%
Arthur J Gallagher	1,150,000	123,613,500

Commerce Bancshares	380,000	21,758,800

Cullen/Frost Bankers	775,000	55,846,500

Everest Re Group	555,000	121,428,450

Morningstar	145,000	24,365,800

The accompanying notes are an integral part of the financial statements.

32	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2020

COMMON STOCK — continued

	Shares	Value

FINANCIALS — continued

Northern Trust	895,000	$70,123,250

Prosperity Bancshares	705,000	39,169,800

SVB Financial Group *	205,000	45,975,350

Tradeweb Markets, Cl A	990,000	53,529,300

		555,810,750

HEALTH CARE — 24.0%
Align Technology *	245,000	71,985,900

Bio-Rad Laboratories, Cl A *	95,000	49,864,550

Bio-Techne	420,000	115,567,200

Cantel Medical	935,000	44,178,750

Catalent *	1,310,000	114,415,400

Cooper	250,000	70,732,500

DENTSPLY SIRONA	1,865,000	83,179,000

Edwards Lifesciences *	1,325,000	103,893,250

Envista Holdings *	1,185,000	25,915,950

Integra LifeSciences Holdings *	1,610,000	76,877,500

Masimo *	240,000	52,828,800

Veeva Systems, Cl A *	475,000	125,670,750

Waters *	390,000	83,128,500

West Pharmaceutical Services	260,000	69,906,200

		1,088,144,250

INDUSTRIALS — 13.8%
AMETEK	1,375,000	128,218,750

Clarivate PLC *	3,555,000	98,295,750

Fortive	1,885,000	132,308,150

IDEX	525,000	86,530,500

Nordson	175,000	33,885,250

Rockwell Automation	400,000	87,256,000

Toro	835,000	59,577,250

		626,071,650

INFORMATION TECHNOLOGY — 24.5%
Guidewire Software *	195,000	22,943,700

Medallia *	2,700,000	82,971,000

New Relic *	785,000	55,664,350

Nutanix, Cl A *	1,000,000	22,190,000

Okta, Cl A *	425,000	93,916,500

The accompanying notes are an integral part of the financial statements.

33	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2020

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY — continued

Palo Alto Networks *	400,000	$102,368,000

Proofpoint *	360,000	41,641,200

Pure Storage, Cl A *	4,535,000	80,995,100

Q2 Holdings *	243,027	22,856,689

ServiceNow *	300,000	131,760,000

Smartsheet, Cl A *	1,250,000	59,675,000

Splunk *	575,000	120,646,500

Synopsys *	275,000	54,785,500

Workday, Cl A *	700,000	126,644,000

Zscaler *	725,000	94,141,250

		1,113,198,789

MATERIALS — 1.9%
AptarGroup	760,000	87,552,000

TOTAL COMMON STOCK
(Cost $3,283,902,640)		4,299,288,911

CASH EQUIVALENTS ** — 5.0%
Fidelity Investments - Money Market Treasury Only Portfolio, Cl I, 0.020%	20,000,000	20,000,000
Goldman Sachs Square Treasury Instruments Fund, Institutional Shares, 0.049%	204,818,888	204,818,888

TOTAL CASH EQUIVALENTS
(Cost $224,818,888)		224,818,888

TOTAL INVESTMENTS — 99.7%
(Cost $3,508,721,528)		$4,524,107,799

Percentages are based on Net Assets of $4,537,499,609.

*	Non-income producing security.
**	Rate reported is the 7-day effective yield as of July 31, 2020.

Cl — Class

PLC — Public Limited Company

As of July 31, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the year ended July 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

34	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JULY 31, 2020

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.9%

	Shares	Value
ARGENTINA — 3.2%
MercadoLibre *	165	$185,562

BRAZIL — 3.0%
Arco Platform, Cl A *	1,000	43,550

B3 - Brasil Bolsa Balcao	4,600	56,340

XP, Cl A *	1,660	77,190

		177,080

CHINA — 38.2%
Alibaba Group Holding ADR *	1,765	443,050

Foshan Haitian Flavouring & Food, Cl A	6,120	131,598

JD.com ADR *	3,005	191,689

Meituan Dianping, Cl B *	6,500	160,944

NetEase ADR	95	43,550

Sangfor Technologies, Cl A	2,900	88,864

Shenzhen Inovance Technology, Cl A	10,200	73,451

Shenzhen Mindray Bio-Medical Electronics, Cl A	1,700	84,517

Skshu Paint, Cl A	3,000	65,678

Tencent Holdings	5,900	406,518

Venus MedTech Hangzhou, Cl H *	8,070	77,574

Wuliangye Yibin, Cl A	2,900	90,372

WuXi AppTec, Cl H	8,688	130,821

Wuxi Biologics Cayman *	8,500	175,041

Yum China Holdings	1,430	73,273

		2,236,940

The accompanying notes are an integral part of the financial statements.

35	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JULY 31, 2020

COMMON STOCK — continued

	Shares	Value
HONG KONG — 4.8%

AIA Group	12,900	$116,596

Hong Kong Exchanges & Clearing	3,400	162,406

		279,002

HUNGARY — 1.4%
OTP Bank	2,275	81,148

INDIA — 17.6%

Asian Paints	4,330	99,290

Avenue Supermarts *	2,445	67,437

Bajaj Finance	2,910	126,466

HDFC Bank	11,180	154,342

Kotak Mahindra Bank *	3,880	70,832

L&T Technology Services	3,605	72,828

Reliance Industries	12,470	344,551

Tata Consultancy Services	3,010	91,790

		1,027,536

INDONESIA — 1.8%
Bank Central Asia	50,600	108,147

KENYA — 1.2%
Safaricom PLC	267,000	69,853

MEXICO — 1.7%
Wal-Mart de Mexico	41,200	97,245

NETHERLANDS — 3.7%

Heineken	850	82,661

Unilever ADR	2,300	135,769

		218,430

PERU — 1.0%
Credicorp	475	60,406

RUSSIA — 1.4%
TCS Group Holding GDR	3,370	84,756

SOUTH AFRICA — 1.1%
Clicks Group	4,590	61,529

The accompanying notes are an integral part of the financial statements.

36	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JULY 31, 2020

COMMON STOCK — continued

	Shares	Value
SOUTH KOREA — 5.9%
Kakao	535	$154,249

Koh Young Technology	985	80,774

LG Household & Health Care	45	51,784

NCsoft	85	57,861

		344,668

TAIWAN — 9.7%
Airtac International Group	3,000	62,879

Silergy	820	49,125

Taiwan Semiconductor Manufacturing	25,000	363,123

Voltronic Power Technology	3,100	94,181

		569,308

UNITED ARAB EMIRATES — 0.9%
Network International Holdings PLC	9,730	51,594

UNITED STATES — 0.9%
EPAM Systems *	190	55,115

VIETNAM — 0.4%
Vietnam Dairy Products JSC	4,958	22,890

TOTAL COMMON STOCK
(Cost $3,715,200)		5,731,209

PREFERRED STOCK — 1.2%

BRAZIL — 1.2%
Banco Inter †	17,745	70,219

TOTAL PREFERRED STOCK
(Cost $48,877)		70,219

CASH EQUIVALENT ** — 1.0%
Goldman Sachs Square Treasury Instruments Fund, Institutional Shares, 0.049%	56,966	56,966

TOTAL CASH EQUIVALENT
(Cost $56,966)		56,966

TOTAL INVESTMENTS — 100.1%
(Cost $3,821,043)		$5,858,394

The accompanying notes are an integral part of the financial statements.

37	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JULY 31, 2020

Percentages are based on Net Assets of $5,851,275.

*	Non-income producing security.
**	Rate reported is the 7-day effective yield as of July 31, 2020.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

JSC — Joint Stock Company

PLC — Public Limited Company

The following is a list of the inputs used as of July 31, 2020, in valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2‡	Level 3	Total
Common Stock
Argentina	$185,562	$–	$–	$185,562
Brazil	177,080	–	–	177,080
China	2,236,940	–	–	2,236,940
Hong Kong	279,002	–	–	279,002
Hungary	81,148	–	–	81,148
India	1,027,536	–	–	1,027,536
Indonesia	–	108,147	–	108,147
Kenya	–	69,853	–	69,853
Mexico	97,245	–	–	97,245
Netherlands	218,430	–	–	218,430
Peru	60,406	–	–	60,406
Russia	84,756	–	–	84,756
South Africa	61,529	–	–	61,529
South Korea	344,668	–	–	344,668
Taiwan	569,308	–	–	569,308
United Arab Emirates	51,594	–	–	51,594
United States	55,115	–	–	55,115
Vietnam	22,890	–	–	22,890

Total Common Stock	5,553,209	178,000	–	5,731,209
Preferred Stock
Brazil	70,219	–	–	70,219
Cash Equivalent	56,966	–	–	56,966

Total Investments in Securities	$5,680,394	$178,000	$–	$5,858,394

‡

All Indonesia and Kenya securities were deemed temporarily illiquid due to extended holiday market closure. The total temporarily illiquid securities represent 3.0% of Net Assets. Total market value of these securities is $178,000.

During the year ended July 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

38	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Assets:
Investments, at value (Cost $1,853,565,289, $3,508,721,528 and $3,821,043, respectively)	$2,129,409,210	$4,524,107,799	$5,858,394
Receivable for Capital Shares Sold	7,028,470	13,961,329	19,435
Receivable for Investment Securities Sold	2,492,864	5,279,260	–
Receivable for Dividends	655,885	563,657	1,175
Foreign Currency, at value (Cost $ –, $ – and $849, respectively)	–	–	849
Receivable from Investment Adviser	–	–	13,541
Prepaid Expenses	15,674	48,253	11,284

Total Assets	2,139,602,103	4,543,960,298	5,904,678

Liabilities:
Payable for Investment Securities Purchased	2,554,385	–	–
Payable for Capital Shares Redeemed	1,538,622	2,698,133	–
Payable due to Investment Adviser	1,427,260	2,632,568	–
Payable due to Transfer Agent	593,732	607,011	9,906
Payable due to Distributor — Advisor Shares	133,966	74,272	2,518
Payable due to Administrator	109,523	232,465	295
Payable due to Custody Fees	20,843	44,067	3,590
Payable due to Trustees	3,728	7,882	9
Chief Compliance Officer Fees Payable	1,229	2,598	3
Accrued Foreign Capital Gains Tax on Appreciated Securities	–	–	30,949
Other Accrued Expenses	86,692	161,693	6,133

Total Liabilities	6,469,980	6,460,689	53,403

Net Assets	$2,133,132,123	$4,537,499,609	$5,851,275

NET ASSETS CONSIST OF:
Paid-in Capital	$1,778,710,930	$3,426,933,893	$4,218,427
Total Distributable Earnings	354,421,193	1,110,565,716	1,632,848

Net Assets	$2,133,132,123	$4,537,499,609	$5,851,275

ADVISOR SHARES:
Net Assets	$377,852,929	$266,938,433	$5,839,318
Shares Issued and Outstanding (unlimited authorization — no par value)	19,784,265	12,368,524	467,569
Net Asset Value, Offering and Redemption Price Per Share	$19.10	$21.58	$12.49

INSTITUTIONAL SHARES:
Net Assets	$1,755,279,194	$4,270,561,176	$11,957
Shares Issued and Outstanding (unlimited authorization — no par value)	90,793,592	193,079,184	958
Net Asset Value, Offering and Redemption Price Per Share	$19.33	$22.12	$12.48

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

39	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
YEAR ENDED
JULY 31, 2020

STATEMENTS OF OPERATIONS

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Investment Income
Dividends	$16,828,120	$32,390,245	$58,493
Less: Foreign Taxes Withheld	(121,500)	—	(5,090)

Total Investment Income	16,706,620	32,390,245	53,403

Expenses
Investment Advisory Fees	15,809,682	26,508,542	41,304
Administration Fees	1,218,254	2,349,502	2,786
Distribution Fees — Advisor Shares	1,024,888	847,729	11,102
Trustees’ Fees	22,914	24,815	37
Chief Compliance Officer Fees	5,297	5,756	1,053
Transfer Agent Fees	2,346,650	2,614,376	48,786
Printing Fees	116,777	220,012	1,327
Registration Fees	113,814	248,124	32,723
Custodian Fees	79,530	154,128	14,453
Professional Fees	43,193	88,207	103
Insurance and Other Expenses	36,646	62,240	15,232

Total Expenses	20,817,645	33,123,431	168,906

Less: Advisory Fees Waived	—	—	(41,304)
Less: Reimbursement from Advisor	—	—	(67,110)
Less: Fees Paid Indirectly (1)	(44,445)	(29,727)	(78)

Net Expenses	20,773,200	33,093,704	60,414

Net Investment Loss	(4,066,580)	(703,459)	(7,011)

Net Realized Gain on Investments	157,597,883	163,143,519	44,968
Net Realized Foreign Capital Gains Tax on Appreciated Securities	—	—	(2,290)
Net Realized Loss on Foreign Currency Transactions	—	—	(4,558)

Net Realized Gain	157,597,883	163,143,519	38,120

Net Change in Unrealized Appreciation (Depreciation) on Investments	(109,474,397)	308,625,517	1,289,995
Net Change in Unrealized Depreciation on Translation of Assets and Liabilities Denominated in Foreign Currencies	—	—	(2,531)
Net Change in Foreign Capital Gains Tax on Appreciated Securities	—	—	(20,558)

Net Change in Unrealized Appreciation (Depreciation)	(109,474,397)	308,625,517	1,266,906

Net Realized and Unrealized Gain (Loss) on Investments, Translation of Assets and Liabilities Denominated in Foreign Currencies and Foreign Capital Tax on Appreciated Securities	48,123,486	471,769,036	1,305,026

Net Increase in Net Assets Resulting from Operations	$44,056,906	$471,065,577	$1,298,015

(1)	See Note 4 in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

40	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations:
Net Investment Loss	$(4,066,580)	$(2,304,263)
Net Realized Gain on Investments	157,597,883	157,982,737
Net Change in Unrealized (Depreciation) on Investments	(109,474,397)	(134,232,098)

Net Increase in Net Assets Resulting from Operations	44,056,906	21,446,376

Distributions:
Advisor Shares	(33,383,285)	(63,621,049)
Institutional Shares	(120,340,479)	(110,980,612)

Total Distributions	(153,723,764)	(174,601,661)

Capital Share Transactions:(1)
Advisor Shares:
Issued	44,551,159	164,715,860
Reinvestment of Distributions	32,980,012	61,251,905
Redeemed	(203,702,511)	(273,490,198)

Decrease from Advisor Shares Capital Share Transactions	(126,171,340)	(47,522,433)

Institutional Shares:
Issued	663,258,793	571,728,120
Reinvestment of Distributions	118,488,694	107,042,134
Redeemed	(372,215,533)	(333,434,610)

Increase from Institutional Shares Capital Share Transactions	409,531,954	345,335,644

Net Increase in Net Assets from Capital Share Transactions	283,360,614	297,813,211

Total Increase in Net Assets	173,693,756	144,657,926

Net Assets:
Beginning of Year	1,959,438,367	1,814,780,441

End of Year	$2,133,132,123	$1,959,438,367

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

41	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations:
Net Investment Income (Loss)	$(703,459)	$783,780
Net Realized Gain on Investments	163,143,519	118,879,097
Net Change in Unrealized Appreciation on Investments	308,625,517	296,009,081

Net Increase in Net Assets Resulting from Operations	471,065,577	415,671,958

Distributions:
Advisor Shares	(12,163,282)	(45,428,827)
Institutional Shares	(135,086,437)	(113,591,170)

Total Distributions	(147,249,719)	(159,019,997)

Capital Share Transactions:(1)
Advisor Shares:
Issued	53,396,484	440,916,534
Reinvestment of Distributions	11,823,466	43,515,970
Redeemed	(658,901,525)	(344,464,756)

Increase (Decrease) from Advisor Shares Capital Share Transactions	(593,681,575)	139,967,748

Institutional Shares:
Issued	1,930,634,787	1,141,182,285
Reinvestment of Distributions	111,402,775	88,209,042
Redeemed	(851,410,299)	(488,784,327)

Increase from Institutional Shares Capital Share Transactions	1,190,627,263	740,607,000

Net Increase in Net Assets from Capital Share Transactions	596,945,688	880,574,748

Total Increase in Net Assets	920,761,546	1,137,226,709

Net Assets:
Beginning of Year	3,616,738,063	2,479,511,354

End of Year	$4,537,499,609	$3,616,738,063

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

42	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations:
Net Investment Loss	$(7,011)	$(4,941)
Net Realized Gain on Investments, Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Transactions	38,120	11,432
Net Change in Unrealized Appreciation (Depreciation) on Investments, Translation of Assets and Liabilities Denominated in Foreign Currencies and Foreign Capital Gains Tax on Appreciated Securities	1,266,906	(131,021)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,298,015	(124,530)

Distributions:
Advisor Shares	(35,836)	—
Institutional Shares(2)	(104)	—

Total Distributions	(35,940)	—

Capital Share Transactions:(1)
Advisor Shares:
Issued	1,110,961	452,870
Reinvestment of Distributions	35,836	—
Redeemed	(511,864)	(314,742)

Increase from Advisor Shares Capital Share Transactions	634,933	138,128

Institutional Shares:(2)
Issued	10,000	—
Reinvestment of Distributions	104	—

Increase from Institutional Shares Capital Share Transactions	10,104	—

Net Increase in Net Assets from Capital Share Transactions	645,037	138,128

Total Increase in Net Assets	1,907,112	13,598

Net Assets:
Beginning of Year	3,944,163	3,930,565

End of Year	$5,851,275	$3,944,163

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
(2)	Institutional Shares commenced operations on December 16, 2019.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

43	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Advisor Shares

	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016
Net Asset Value, Beginning of Year	$20.36	$22.83	$20.89	$17.74	$17.08

Income (Loss) from Operations:
Net Investment Loss(1)	(0.07)	(0.06)	(0.12)	(0.04)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	0.37	(0.16)	4.01	3.73	1.14

Total from Operations	0.30	(0.22)	3.89	3.69	1.08

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—
Net Realized Gains	(1.56)	(2.25)	(1.95)	(0.54)	(0.42)

Total Dividends and Distributions	(1.56)	(2.25)	(1.95)	(0.54)	(0.42)

Net Asset Value, End of Year	$19.10	$20.36	$22.83	$20.89	$17.74

Total Return †	1.31%	1.31%	19.94%	20.92%††	6.68%††

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$377,853	$542,733	$647,592	$693,776	$1,118,317
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.26%	1.24%(2)	1.30%(2)	1.31%	1.40%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.26%	1.23%	1.29%	1.33%	1.41%
Ratio of Net Investment Loss to Average Net Assets	(0.39)%	(0.28)%	(0.58)%	(0.23)%	(0.36)%
Portfolio Turnover Rate	30%	30%	35%	40%	27%

†	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
††	Total Return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amounts calculated using average shares method.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

44	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Institutional Shares

	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Year or Period	$20.54	$22.96	$20.95	$18.36

Income (Loss) from Operations:
Net Investment Income (Loss)(2)	(0.03)	(0.01)	(0.07)	0.03
Net Realized and Unrealized Gain (Loss) on Investments	0.38	(0.16)	4.03	3.10

Total from Operations	0.35	(0.17)	3.96	3.13

Dividends and Distributions from:
Net Investment Income	—	—	—	—
Net Realized Gains	(1.56)	(2.25)	(1.95)	(0.54)

Total Dividends and Distributions	(1.56)	(2.25)	(1.95)	(0.54)

Net Asset Value, End of Year or Period	$19.33	$20.54	$22.96	$20.95

Total Return †	1.55%	1.54%	20.23%	17.17%††

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$1,755,279	$1,416,705	$1,167,188	$710,522
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.02%	0.99%(3)	1.05%(3)	1.05%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.02%	0.98%	1.04%	1.06%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.16)%	(0.05)%	(0.32)%	0.18%*
Portfolio Turnover Rate	30%	30%	35%	40%**

†	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
††	Total Return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Total return for the period indicated has not been annualized.
*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Institutional Shares commenced operations on August 31, 2016.
(2)	Per share amounts calculated using average shares method.
(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

45	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Advisor Shares

	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016
Net Asset Value, Beginning of Year	$20.17	$18.88	$16.65	$14.85	$14.89

Income (Loss) from Operations:
Net Investment Loss(1)	(0.03)	(0.03)	(0.05)	—	—
Net Realized and Unrealized Gain on Investments	2.26	2.43	3.13	2.44	1.06

Total from Operations	2.23	2.40	3.08	2.44	1.06

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—
Net Realized Gains	(0.82)	(1.11)	(0.85)	(0.64)	(1.10)

Total Dividends and Distributions	(0.82)	(1.11)	(0.85)	(0.64)	(1.10)

Net Asset Value, End of Year	$21.58	$20.17	$18.88	$16.65	$14.85

Total Return †	11.36%	14.15%	18.98%	16.85%	8.22%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$266,939	$867,332	$667,021	$609,025	$614,998
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.11%	1.12%	1.15%	1.17%	1.28%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.11%	1.12%	1.15%	1.17%	1.28%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.14)%	(0.16)%	(0.26)%	0.02%	0.03%
Portfolio Turnover Rate	36%	19%	33%	33%	40%

†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

46	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Institutional Shares

	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016
Net Asset Value, Beginning of Year	$20.60	$19.21	$16.92	$15.05	$15.07

Income (Loss) from Operations:
Net Investment Income(1)	—^	0.02	—	0.05	0.04
Net Realized and Unrealized Gain on Investments	2.35	2.48	3.17	2.47	1.06

Total from Operations	2.35	2.50	3.17	2.52	1.10

Dividends and Distributions from:
Net Investment Income	(0.01)	—	(0.03)	(0.01)	(0.02)
Net Realized Gains	(0.82)	(1.11)	(0.85)	(0.64)	(1.10)

Total Dividends and Distributions	(0.83)	(1.11)	(0.88)	(0.65)	(1.12)

Net Asset Value, End of Year	$22.12	$20.60	$19.21	$16.92	$15.05

Total Return †	11.70%	14.43%	19.20%	17.17%	8.45%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$4,270,561	$2,749,406	$1,812,490	$939,922	$390,408
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.86%	0.87%	0.90%	0.93%	1.03%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.86%	0.87%	0.90%	0.93%	1.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.01)%	0.10%	(0.02)%	0.33%	0.26%
Portfolio Turnover Rate	36%	19%	33%	33%	40%

†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
^	Amount less than $0.005.
(1)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

47	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Advisor Shares

	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Ten Month Period Ended July 31, 2016(1)(2)	Year Ended September 30, 2015(1)
Net Asset Value, Beginning of Year or Period	$9.79	$10.15	$9.50	$8.29	$7.36	$9.79

Income from Operations:
Net Investment Loss(3)	(0.02)	(0.01)	(0.02)	—	—	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	2.81	(0.35)	0.81	1.25	0.93	(2.35)

Total from Operations	2.79	(0.36)	0.79	1.25	0.93	(2.42)

Dividends and Distributions from:
Net Investment Income	(0.09)	—	(0.13)	(0.04)	—	(0.01)
Return of Capital	—	—	(0.01)	—	—	—

Total Dividends and Distributions	(0.09)	—	(0.14)	(0.04)	—	(0.01)

Net Asset Value, End of Year or Period	$12.49	$9.79	$10.15	$9.50	$8.29	$7.36

Total Return †	28.62%	(3.55)%	8.25%	15.16%	12.64%††	(24.75)%

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$5,839	$3,944	$3,931	$4,287	$3,441	$2,443
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.36%	1.50%	1.50%	1.51%	1.63%*	1.85%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	3.80%	3.41%	3.43%	4.04%	6.86%*	14.00%
Ratio of Net Investment Loss to Average Net Assets	(0.16)%	(0.13)%	(0.20)%	(0.01)%	(0.07)%*	(0.79)%
Portfolio Turnover Rate	32%	33%	35%	37%	66%††	104%

†

Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Portfolio turnover and total return is for the period indicated and has not been annualized.
*	Annualized.
(1)

On November 16, 2015, the New Sheridan Developing World Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle II Fund Champlain Emerging Markets Fund. Information presented prior to November 16, 2015 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.

(2)	Effective November 16, 2015, the Fund changed its fiscal year end to July 31st.
(3)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

48	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period

	Institutional Shares(1)

	Period Ended July 31, 2020
Net Asset Value, Beginning of Period	$10.55

Income (Loss) from Operations:
Net Investment Loss(2)	—^
Net Realized and Unrealized Gain on Investments	2.04

Total from Operations	2.04

Dividends and Distributions from:
Net Investment Income	(0.11)
Net Realized Gains	—

Total Dividends and Distributions	(0.11)

Net Asset Value, End of Period	$12.48

Total Return †	19.52%	††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$12
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.05%	*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	3.88%	*
Ratio of Net Investment Loss to Average Net Assets	(0.01)%	*
Portfolio Turnover Rate	32%	††

†

Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Portfolio turnover and total return is for the period indicated and has not been annualized.
*	Annualized.
^	Amount less than $0.005.
(1)	Institutional Shares commenced operations on December 16, 2019.
(2)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

49	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with eighteen funds. The financial statements herein are those of the Champlain Small Company Fund (the “Small Company Fund”), Champlain Mid Cap Fund (the “Mid Cap Fund”) and Champlain Emerging Markets Fund (the “Emerging Markets Fund”) (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. Each of the Champlain Funds is classified as a “diversified” investment company with the exception of the Emerging Markets Fund which is classified as a “non-diversified” investment company under the 1940 Act. The Small Company Fund invests in small companies with market capitalization of less than $2.5 billion, the Mid Cap Fund invests primarily (at least 80% of its net assets) in medium-sized companies with market capitalization of less than $15 billion and the Emerging Markets Fund invests primarily (at least 80% of its net assets) in equity securities of issuers who are economically tied to an emerging market country. The financial statements of the remaining funds within the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares; the Small Company Fund, Mid Cap Fund and the Emerging Markets Fund offer Institutional Shares, which commenced operations on August 31, 2016, January 3, 2011 and December 16, 2019, respectively. The Emerging Markets Fund commenced operations on September 9, 2014 as the New Sheridan Developing World Fund (the “Predecessor Fund”), a series of ALPS Series Trust, which reorganized through a transfer of all assets and liabilities to the Emerging Markets Fund on November 16, 2015. Investor Class Shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Fund. The Predecessor Fund had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Fund. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Emerging Markets Fund’s financial highlights.

Effective November 16, 2015, the Emerging Markets Fund changed its fiscal year end to July 31.

50	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies that applies the accounting and reporting guidance issues in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investment companies are valued at Net Asset Value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2020, there were no securities valued in accordance with the Fair Value Procedures.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset values. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an

51	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Champlain Investment Partners, LLC (the “Adviser”), the investment adviser of the Fund, becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Emerging Markets Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor when the fair value trigger is met. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

52	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

•

Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the year ended July 31, 2020, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2020, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended July 31, 2020, the Funds did not incur any interest or penalties.

53	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

Security Transactions and Investment Income — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and change in unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

54	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended July 31, 2020, the Small Company Fund, Mid Cap Fund and Emerging Markets Fund were charged $1,218,254, $2,349,502, and $2,786 for these services, respectively.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2020, the Small Company Fund, Mid Cap Fund and the Emerging Markets Fund earned credits of $44,445, $29,727, and $78, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Small Company Fund and Mid Cap Fund. MUFG Union Bank, N.A. acts as Custodian for the Emerging Markets Fund. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates base on the average daily net assets of each fund:

Fund	Advisory Fee
Small Company Fund	0.90% on the first $250 million in assets; 0.80% on assets over $250 million
Mid Cap Fund	0.80% on the first $250 million in assets; 0.70% on assets over $250 million
Emerging Markets Fund	0.90% on the first $250 million in assets; 0.80% on assets over $250 million*

55	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

*	Prior to November 27, 2019, the management fee for the Emerging Markets Fund was 1.00% on the first $250 million in assets and 0.85% on assets over $250 million.

The Adviser has contractually agreed to limit the total expenses of the Small Company Fund – Advisor Shares, Small Company Fund – Institutional Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares, Emerging Markets Fund – Advisor Shares and Emerging Markets Fund – Institutional Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.30%, 1.05%, 1.20%, 0.95%, 1.30% and 1.05% of the Funds’ respective average daily net assets through November 30, 2020. Prior to November 27, 2019, the expense cap for the Emerging Markets Fund’s Advisor Shares was 1.50%. To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser, Administrator, or shareholder service agent to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period.

At July 31, 2020, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until July 31:	Emerging Market Fund
7/31/17 – 7/31/18	2021	$73,876
7/31/18 – 7/31/19	2022	70,439
7/31/19 – 7/31/20	2023	108,414

		$252,729

56	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

6. SHARE TRANSACTIONS:

Small Company Fund	Year Ended July 31, 2020	Year Ended July 31, 2019
Advisor Shares
Issued	2,471,000	8,315,653
Reinvestment of Distributions	1,687,820	3,696,562
Redeemed	(11,030,681)	(13,718,852)

Net Advisor Shares Capital Share Transactions	(6,871,861)	(1,706,637)

Institutional Shares
Issued	36,938,000	28,748,215
Reinvestment of Distributions	5,999,428	6,413,545
Redeemed	(21,106,129)	(17,035,921)

Net Institutional Shares Capital Share Transactions	21,831,299	18,125,839

Net Increase in Shares Outstanding	14,959,438	16,419,202

Mid Cap Fund	Year Ended July 31, 2020	Year Ended July 31, 2019
Advisor Shares
Issued	2,766,757	22,885,840
Reinvestment of Distributions	591,174	2,681,145
Redeemed	(33,995,619)	(17,896,214)

Net Advisor Shares Capital Share Transactions	(30,637,688)	7,670,771

Institutional Shares
Issued	98,071,976	59,328,042
Reinvestment of Distributions	5,442,160	5,326,633
Redeemed	(43,873,212)	(25,552,840)

Net Institutional Shares Capital Share Transactions	59,640,924	39,101,835

Net Increase in Shares Outstanding	29,003,236	46,772,606

57	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

Emerging Markets Fund	Year Ended July 31, 2020	Year Ended July 31, 2019
Advisor Shares
Issued	112,056	49,611
Reinvestment of Distributions	3,368	—
Redeemed	(50,812)	(33,950)

Net Advisor Shares Capital Share Transactions	64,612	15,661

Institutional Shares(1)
Issued	948	—
Reinvestment of Distributions	10	—
Redeemed	—	—

Net Institutional Shares Capital Share Transactions	958	—

Net Increase in Shares Outstanding	65,570	15,661

(1)	Institutional Shares commenced operations on December 16, 2019.

7. INVESTMENT TRANSACTIONS:

For the year ended July 31, 2020, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Small Company Fund	$698,436,594	$551,651,781
Mid Cap Fund	1,713,225,781	1,304,472,256
Emerging Markets Fund	2,071,069	1,376,460

There were no purchases or sales of long-term U.S. Government securities for any of the Funds.

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

58	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

The permanent differences primarily consist of foreign currency translations, net investment losses, investments in PFICs, and distribution reclassification. The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of July 31, 2020 is primarily related deemed distribution due to shareholder redemptions and distribution in excess of net investment income:

	Increase (Decrease) Distributable Earnings (Loss)	Increase (Decrease) Paid in Capital
Small Company Fund	$(11,695,007)	$11,695,007
Mid Cap Fund	(11,789,314)	11,789,314
Emerging Markets Fund	36,155	(36,155)

The tax character of dividends and distributions declared during the fiscal years ended July 31, 2020 and July 31, 2019 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Small Company Fund
2020	$6,326,850	$147,396,914	$153,723,764
2019	25,854,000	148,747,661	174,601,661

Mid Cap Fund
2020	30,237,620	117,012,099	147,249,719
2019	40,388,302	118,631,695	159,019,997

Emerging Markets Fund
2020	35,940	—	35,940
2019	—	—	—

For tax purposes, short term gains are considered ordinary income.

As of July 31, 2020, the components of Distributable Earnings on a tax basis were as follows:

	Small Company Fund	Mid Cap Fund	Emerging Markets Fund
Undistributed Ordinary Income	$24,936,019	$45,395,117	$—
Undistributed Long-Term Capital Gain	64,973,980	58,864,671	—
Late-Year Loss Deferral	—	—	(13,642)
Capital loss carryforward	—	—	(331,043)
Unrealized Appreciation	264,511,193	1,006,305,933	1,977,530
Other Temporary Differences	1	(5)	3

Total Distributable Earnings	$354,421,193	$1,110,565,716	$1,632,848

59	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2019 through July 31, 2020, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2020 through July 31, 2020 and specified losses realized on investment transactions from November 1, 2019 through July 31, 2020, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

The Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total
Emerging Markets Fund	$331,043	$—	$331,043

For Federal income tax purposes, the cost of securities owned at July 31, 2020 and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences were primarily due to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years, return of capital distributions received and investments in passive foreign investment companies.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2020 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Small Company Fund	$1,864,898,017	$440,368,981	$(175,857,788)	$264,511,193
Mid Cap Fund	3,517,801,868	1,169,835,747	(163,529,816)	1,006,305,931
Emerging Markets Fund	3,850,068	2,092,617	(84,291)	2,008,326

9. CONCENTRATION OF RISKS:

As with investing in all mutual funds, investing in the Funds involves risk, and there is no guarantee that the Funds will achieve their investment goals. You could lose money on your investment in a Fund, just as you could with other investments. As described in each Fund’s Prospectus, the Funds are subject to the following risks noted below, any of which may adversely affect the Fund’s net asset value and ability to meet it’s investment objective:

MARKET RISK (Each Fund) – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

ACTIVE MANAGEMENT RISK (Each Fund) – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

EQUITY RISK (Each Fund) – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK (Small Company Fund and Emerging Markets Fund) – The Fund is also subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MID-CAPITALIZATION COMPANY RISK (Mid Cap Fund and Emerging Markets Fund) – The Fund is also subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The medium-sized companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a

61	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

LARGE-CAPITALIZATION COMPANY RISK (Emerging Markets Fund) – The large-capitalization companies in which the Fund invests may not respond as quickly as smaller companies to competitive challenges, and their growth rates may lag the growth rates of well-managed smaller companies during strong economic periods.

FOREIGN COMPANY RISK (Emerging Markets Fund) – Investing in foreign companies, including direct investments and through American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS RISK (Emerging Markets Fund) – Many of the risks with respect to foreign investments are more pronounced for investments in issuers in emerging market countries. Emerging market countries tend to have fewer government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than do more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

As a consequence, issuers in emerging market countries may be susceptible to increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

companies. Changes in the price of oil have a direct and significant effect on the economies of Gulf countries such as Bahrain, Kuwait, Oman, Qatar, and the UAE, i.e., if the price of oil increases, these countries benefit, and if the price of oil declines, these countries would be adversely affected.

FOREIGN CURRENCY RISK (Emerging Markets Fund) – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

EXCHANGE-TRADED FUNDS RISK (Emerging Markets Fund) – ETFs are pooled investment vehicles whose shares are listed and traded on U.S. stock exchanges. To the extent the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such ETFs. As a shareholder of an ETF, the Fund relies on that ETF to achieve its investment objective. If the ETF fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in an ETF, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the ETF, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. The shares of certain ETFs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETF’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets.

Inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in Inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises. Inverse ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the inverse of the performance of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile.

NON-DIVERSIFIED FUND RISK (Emerging Markets Fund) – The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. Because the Fund is non-diversified, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

PORTFOLIO TURNOVER RISK (Emerging Markets Fund) – The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

10. OTHER:

At July 31, 2020, 85% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders, 70% of the total shares outstanding of the Small Company Fund Institutional Shares were held by four shareholders; 70% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by three shareholders, 65% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by four shareholders; 91% of the total shares outstanding of the Emerging Markets Fund Advisor Shares were held by two shareholders and 100% of the total shares outstanding of the Emerging Markets Fund Institutional Shares was held by one shareholder.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. LINE OF CREDIT:

The Small Company Fund and Mid Cap Fund entered into agreements which enable them to participate in lines of credit with the Custodian. The Small Company Fund participates in a $100 million uncommitted, senior secured line of credit and the Mid Cap Fund participates in a $185 million uncommitted, senior secured lines of credit which have expiration dates of February 11, 2021. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. During the year ended July 31, 2020, there were no borrowings outstanding.

12. NEW ACCOUNTING PRONOUNCEMENT:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal and modifications of certain disclosures and delay the adoption of additional disclosures until the effective date.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

13. SUBSEQUENT EVENTS:

At a meeting held on August 19, 2020, the Board approved a change in the Funds’ fiscal year end from July 31st to December 31st. The change in fiscal year end is effective on August 19, 2020. At the same meeting, the Board also approved a change to the custodian for the Champlain Emerging Markets Fund, from Union Bank to Brown Brothers Harriman & Co.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of July 31, 2020.

65	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and

Shareholders of Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Emerging Markets Fund (collectively referred to as the “Funds”) (three of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)), including the schedules of investments, as of July 31, 2020, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting The Advisors’ Inner Circle Fund II) at July 31, 2020, the results of their operations, changes in net assets, and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund II	Statement of operations	Statements of changes in net assets	Financial highlights
Champlain Small Company Fund Champlain Mid Cap Fund	For the year ended July 31, 2020	For each of the two years in the period ended July 31, 2020	For each of the five years in the period ended July 31, 2020
Champlain Emerging Markets Fund	For the year ended July 31, 2020	For each of the two years in the period ended July 31, 2020	For each of the four years in the period ended July 31, 2020 and the ten-month period ended July 31, 2016.

The financial highlights of Champlain Emerging Markets Fund, for the year ended September 30, 2015, was audited by other auditors whose report dated November 24, 2015, expressed an unqualified opinion on the financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Champlain Investment Partners, LLC investment companies since 2005.

Philadelphia, Pennsylvania

September 29, 2020

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder are Trustees who may be “interested” persons of the

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED[1]	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
INTERESTED TRUSTEES [2,3]

ROBERT NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. JEFFREY KLAUDER (Born: 1952)	Trustee (Since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 18 funds in The Advisors’ Inner Circle Fund II.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-773-3238. The following chart lists Trustees and Officers as of July 31, 2020.

OTHER DIRECTORSHIPS HELD IN THE PAST FIVE YEARS[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED[1]	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
INDEPENDENT TRUSTEES[2]
JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.
BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
ROBERT MULHALL (Born: 1958)	Trustee (Since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.
BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 18 funds in The Advisors’ Inner Circle Fund II.

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JULY 31, 2020

OTHER DIRECTORSHIPS HELD IN THE PAST FIVE YEARS[3]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of The Korea Fund, Inc.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

None.

3

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

71	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

OFFICERS (continued)
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (Since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

72	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

OTHER DIRECTORSHIPS HELD BY OFFICER

None.
None.
None.
None.

73	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
OFFICERS (continued)
MATTHEW M. MAHER (Born: 1975)	Vice President (Since 2018) Secretary (Since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (Since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

74	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

OTHER DIRECTORSHIPS HELD BY OFFICER

None.
None.
None.
None.

75	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from February 1, 2020 to July 31, 2020.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

76	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 2/1/20	Ending Account Value 7/31/20	Annualized Expense Ratios	Expenses Paid During Period *
Small Company Fund
Actual Fund Return
Advisor Shares	$1,000.00	$995.30	1.29%	$6.40
Institutional Shares	1,000.00	996.40	1.04	5.16
Hypothetical 5% Return
Advisor Shares	$1,000.00	$1,018.45	1.29%	$6.47
Institutional Shares	1,000.00	1,019.69	1.04	5.22
Mid Cap Fund
Actual Fund Return
Advisor Shares	$1,000.00	$1,070.40	1.11%	$5.71
Institutional Shares	1,000.00	1,072.20	0.86	4.43
Hypothetical 5% Return
Advisor Shares	$1,000.00	$1,019.34	1.11%	$5.57
Institutional Shares	1,000.00	1,020.59	0.86	4.32
Emerging Markets Fund
Actual Fund Return
Advisor Shares	$1,000.00	$1,206.80	1.30%	$7.13
Institutional Shares	1,000.00	1,208.10	1.05	5.76
Hypothetical 5% Return
Advisor Shares	$1,000.00	$1,018.40	1.30%	$6.52
Institutional Shares	1,000.00	1,019.64	1.05	5.27

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect one-half year period).

77	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 19, 2020, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Board acknowledged that (i) the report covered the period from December 1, 2018 through December 31, 2019 and thus did not cover the recent period of market volatility, and (ii) the Board held a call with the Trust’s officers on March 25, 2020 where the officers discussed the operations and effectiveness of the Program during the then-current market volatility. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on December 1, 2018. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

78	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2020

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2020 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2020 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2020, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate dividends Received Deduction (1)	Qualifying Dividend Income (2)	Interest Related Dividend (3)	Short-Term Capital Gain Dividend (4)
Champlain Small Company Fund	94.21%	5.79%	100.00%	56.78%	60.01%	0.00%	100.00%
Champlain Mid Cap Fund	77.76%	22.24%	100.00%	63.11%	73.64%	0.00%	100.00%
Champlain Emerging Markets Fund	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(4)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividend” and is reflected as a percentage of short-term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

79	CHAMPLAIN INVESTMENT	PARTNERS

Champlain Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-773-3238

Adviser:

Champlain Investment Partners, LLC

180 Battery Street

Burlington, VT 05401

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-AR-001-1600

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert are George Sullivan and Robert Mulhall, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.Principal	Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE July 31, 2020			FYE July 31, 2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$95,600	None	None	$95,320	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by E&Y applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	FYE July 31, 2020	FYE July 31, 2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended July 31st were $0 and $0 for 2020 and 2019, respectively.

4

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

5

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 9, 2020

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller, and CFO

Date: October 9, 2020

7